Exhibit 99.1 Colfax Corporation Investor Day March 11, 2021 Exhibit 99.1 Colfax Corporation Investor Day March 11, 2021

Forward Looking Statement & Non-GAAP Disclaimer These materials include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be characterized by terms such as “believe,” “anticipate,” “should,” “would,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” “targets,” “aims,” “seeks,” “sees” and similar expressions. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to, statements regarding: the intended separation of the FabTech and MedTech businesses; expected 2021 revenue and Adjusted EBITDA for FabTech and MedTech; long-term financial goals for FabTech and MedTech; the timing and method of the separation; the anticipated benefits of the separation; the expected financial and operating performance of, and future opportunities for, each company following the separation; the tax treatment of the transaction; and the leadership of each company following the separation. These statements are based on assumptions and assessments made by our management as of the date of this presentation in light of their experience and perception of historical trends, current conditions, expected future developments, strategy, outlook, goals and other factors believed to be appropriate. Forward-looking statements are subject to a number of risks, uncertainties and assumptions that might cause actual results, developments and business decisions to differ materially from those expressed or implied thereby, and are not guarantees of future performance or actual results. These factors include, among other things: the final approval of the separation by our board of directors; the uncertainty of obtaining regulatory approvals in connection with the separation, including rulings from the Internal Revenue Service; the ability to successfully complete financing and other transactions on satisfactory terms, and other steps necessary to qualify the separation as a tax-free transaction; the ability to satisfy the necessary closing conditions to complete the separation on a timely basis, or at all; our ability to successfully separate the two companies and realize the anticipated benefits of the separation; developments related to the impact of the COVID-19 pandemic on the separation and the financial and operating performance of each company following the separation, including actions by governments, businesses and individuals in response to the pandemic, and other impacts on our business and ability to execute business continuity plans; and our ability to manage and grow our business and to execute our business and growth strategies. The effects of the COVID-19 pandemic, including actions by governments, businesses and individuals in response to the pandemic, may also give rise or contribute to or amplify the risks associated with many of these factors. The factors identified above are not exhaustive. We operate in a dynamic business environment in which new risks may emerge frequently. Other unknown or unpredictable factors could also cause actual results, developments and business decisions to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should be construed in the light of such factors. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Additional information regarding these and other factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements is set forth in our public filings with the Securities Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2020 and our subsequent filings with the SEC. We do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise. Colfax has provided in this presentation certain financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). These non-GAAP financial measures include adjusted EBITDA (adjusted EBITA plus depreciation and other amortization), adjusted EBITDA margin, organic (core) sales growth, and free cash flow. Colfax also provides adjusted EBITDA, adjusted EBITDA margin, organic (core) sales growth and free cash flow on a segment basis. • Adjusted EBITA represents net income (loss) from continuing operations excluding restructuring and other related charges, acquisition-related amortization and other non-cash charges, European Union Medical Device Regulation (“MDR”) and other costs, and strategic transaction costs, as well as income tax expense (benefit) and interest expense, net. Colfax presents adjusted EBITA margin, which is subject to the same adjustments as adjusted EBITA. Further, Colfax presents adjusted EBITA (and adjusted EBITA margin) on a segment basis, where we exclude the impact of strategic transaction costs and acquisition-related amortization and other non-cash charges from segment operating income. • Adjusted EBITDA represents Adjusted EBITA plus depreciation and other amortization. • Core or organic sales growth (decline) excludes the impact of acquisitions and foreign exchange rate fluctuations. • Decremental margin represents the change in Adjusted EBITDA divided by the change in net sales. • Free cash flow represents cash flow from operating activities less purchases of property, plant and equipment. These non-GAAP financial measures assist Colfax management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of Colfax. Colfax management also believes that presenting these measures allows investors to view its performance using the same measures that Colfax uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures provided in the appendix to this presentation. In this presentation, Colfax presents forward-looking non-GAAP measures, such as Adjusted EBITDA, Adjusted EBITA and Free Cash Flow on a segment basis. Colfax does not provide such outlook on a GAAP basis because changes in the items that Colfax excludes from GAAP to calculate such measures can be dependent on future events that are less capable of being controlled or reliably predicted by management and are not part of Colfax’s routine operating activities. Additionally, management does not forecast many of the excluded items for internal use and therefore cannot create or rely on outlook done on a GAAP basis. 2Forward Looking Statement & Non-GAAP Disclaimer These materials include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be characterized by terms such as “believe,” “anticipate,” “should,” “would,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” “targets,” “aims,” “seeks,” “sees” and similar expressions. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to, statements regarding: the intended separation of the FabTech and MedTech businesses; expected 2021 revenue and Adjusted EBITDA for FabTech and MedTech; long-term financial goals for FabTech and MedTech; the timing and method of the separation; the anticipated benefits of the separation; the expected financial and operating performance of, and future opportunities for, each company following the separation; the tax treatment of the transaction; and the leadership of each company following the separation. These statements are based on assumptions and assessments made by our management as of the date of this presentation in light of their experience and perception of historical trends, current conditions, expected future developments, strategy, outlook, goals and other factors believed to be appropriate. Forward-looking statements are subject to a number of risks, uncertainties and assumptions that might cause actual results, developments and business decisions to differ materially from those expressed or implied thereby, and are not guarantees of future performance or actual results. These factors include, among other things: the final approval of the separation by our board of directors; the uncertainty of obtaining regulatory approvals in connection with the separation, including rulings from the Internal Revenue Service; the ability to successfully complete financing and other transactions on satisfactory terms, and other steps necessary to qualify the separation as a tax-free transaction; the ability to satisfy the necessary closing conditions to complete the separation on a timely basis, or at all; our ability to successfully separate the two companies and realize the anticipated benefits of the separation; developments related to the impact of the COVID-19 pandemic on the separation and the financial and operating performance of each company following the separation, including actions by governments, businesses and individuals in response to the pandemic, and other impacts on our business and ability to execute business continuity plans; and our ability to manage and grow our business and to execute our business and growth strategies. The effects of the COVID-19 pandemic, including actions by governments, businesses and individuals in response to the pandemic, may also give rise or contribute to or amplify the risks associated with many of these factors. The factors identified above are not exhaustive. We operate in a dynamic business environment in which new risks may emerge frequently. Other unknown or unpredictable factors could also cause actual results, developments and business decisions to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should be construed in the light of such factors. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Additional information regarding these and other factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements is set forth in our public filings with the Securities Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2020 and our subsequent filings with the SEC. We do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise. Colfax has provided in this presentation certain financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). These non-GAAP financial measures include adjusted EBITDA (adjusted EBITA plus depreciation and other amortization), adjusted EBITDA margin, organic (core) sales growth, and free cash flow. Colfax also provides adjusted EBITDA, adjusted EBITDA margin, organic (core) sales growth and free cash flow on a segment basis. • Adjusted EBITA represents net income (loss) from continuing operations excluding restructuring and other related charges, acquisition-related amortization and other non-cash charges, European Union Medical Device Regulation (“MDR”) and other costs, and strategic transaction costs, as well as income tax expense (benefit) and interest expense, net. Colfax presents adjusted EBITA margin, which is subject to the same adjustments as adjusted EBITA. Further, Colfax presents adjusted EBITA (and adjusted EBITA margin) on a segment basis, where we exclude the impact of strategic transaction costs and acquisition-related amortization and other non-cash charges from segment operating income. • Adjusted EBITDA represents Adjusted EBITA plus depreciation and other amortization. • Core or organic sales growth (decline) excludes the impact of acquisitions and foreign exchange rate fluctuations. • Decremental margin represents the change in Adjusted EBITDA divided by the change in net sales. • Free cash flow represents cash flow from operating activities less purchases of property, plant and equipment. These non-GAAP financial measures assist Colfax management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of Colfax. Colfax management also believes that presenting these measures allows investors to view its performance using the same measures that Colfax uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures provided in the appendix to this presentation. In this presentation, Colfax presents forward-looking non-GAAP measures, such as Adjusted EBITDA, Adjusted EBITA and Free Cash Flow on a segment basis. Colfax does not provide such outlook on a GAAP basis because changes in the items that Colfax excludes from GAAP to calculate such measures can be dependent on future events that are less capable of being controlled or reliably predicted by management and are not part of Colfax’s routine operating activities. Additionally, management does not forecast many of the excluded items for internal use and therefore cannot create or rely on outlook done on a GAAP basis. 2

Agenda

9:00 AM	**Chairman's Introduction**	Mitch Rales
9:20 AM	**Colfax Capabilities, Strategic Direction**	Matt Trerotola
9:40 AM	**Q&A**	
10:00 AM	**ESAB Strategy, Progress, Opportunities**	Shyam Kambeyanda Olivier Biebuyck Kevin Johnson
10:45 AM	**Q&A**	
11:00 AM	**Break**	
11:15 AM	**MedTechCo Strategy, Progress, Opportunities**	Matt Trerotola Brady Shirley Louie Vogt Steve Ingel Ben Berry
12:15 PM	**Q&A**	
12:30 PM	**Colfax Financial Update & Wrap-Up**	Chris Hix
12:45 PM	**Q&A**	

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3

Chairman’s Introduction – Mitch Rales 4Chairman’s Introduction – Mitch Rales 4

Separation Overview th Announced on March 4 the intent to separate into two independent, publicly traded companies (completion targeted in the first quarter 2022) Creates focused specialty Medical Technologies and Fabrication Technology companies, positioning both to accelerate strategic momentum Enables each company to sharpen its strategic focus to capitalize on distinct investment opportunities Allows each to be valued based on distinct strategic, operational and financial characteristics Now is the right time to build on the momentum in both businesses 5Separation Overview th Announced on March 4 the intent to separate into two independent, publicly traded companies (completion targeted in the first quarter 2022) Creates focused specialty Medical Technologies and Fabrication Technology companies, positioning both to accelerate strategic momentum Enables each company to sharpen its strategic focus to capitalize on distinct investment opportunities Allows each to be valued based on distinct strategic, operational and financial characteristics Now is the right time to build on the momentum in both businesses 5

Re-Shaped Portfolio for Maximum Value Creation

2017-2019 Transformation
- Portfolio changes
- Created outperforming FabTech business

2019-2020 Momentum
- Strengthened talent, accelerated MedTech capabilities
- Invested in innovation and strategic acquisitions

2021 - Future
- Leaders in attractive, growing markets
- Sustainable business models for compounding value creation



$3.5B sales[1]
FabTech (ESAB)
Divested Businesses
MedTech (DJO)
FabTech (ESAB)
2017
2019
$3B+ Specialty MedTechCo with HSD Growth, Capital Allocation Focused on Growth
$3B+ FabTech Leader with MSD Growth, Balanced Capital Allocation

Businesses are Ready to be Independent, Publicly-Traded Companies

[1] 2019 shown pro forma to include periods prior to DJO acquisition on February 22, 2019

6

Two Great Companies, Well-Positioned for Success

Global Fabrication Technology Leader

ESAB

- >$30B market, global GDP + accelerators
- Global leader with scale in all regions
- Strong brands and innovation engine
- Automating industrial workflows

Specialty Medical Technology Innovator

MedTechCo

- >$50B market, healthcare growth drivers
- Focused in attractive segments
- Strong brands, innovation building
- Automating clinic workflows

Key Peers

FabTech Leaders	Ortho Leaders	MedTech MidCaps
Lincoln Electric	Stryker	Ossur
ITW - Miller	Zimmer Biomet	Conmed
	Wright Medical*	Teleflex

Large, Attractive Markets Great Opportunities for Profitable Growth

* Recently acquired by Stryker

7

Colfax Sustainable Model for Compounding Value Creation Talent Above-Market Sales Growth CBS / Continuous Improvement Compounding Margin Expansion Value Creation Innovation Healthy Free Cash Flow Acquisitions / Portfolio Shaping Each Business now has these Core Capabilities to Drive Superior Performance 8Colfax Sustainable Model for Compounding Value Creation Talent Above-Market Sales Growth CBS / Continuous Improvement Compounding Margin Expansion Value Creation Innovation Healthy Free Cash Flow Acquisitions / Portfolio Shaping Each Business now has these Core Capabilities to Drive Superior Performance 8

Strong Cultures and Talent Processes Our Talent Imperatives Our Culture Outstanding Talent 1 CBS-capable GMs and ops leaders; business-minded functional leads Full Bench 2 Depth & breadth for growth including acquisition integration Right Organization 3 Aligned for optimal performance & appropriately incentivized Engaged, Diverse, Inclusive 4 Motivated, developed, challenged, and supported Culture and Talent are Critical to Executing our Strategy to Compound Value 9Strong Cultures and Talent Processes Our Talent Imperatives Our Culture Outstanding Talent 1 CBS-capable GMs and ops leaders; business-minded functional leads Full Bench 2 Depth & breadth for growth including acquisition integration Right Organization 3 Aligned for optimal performance & appropriately incentivized Engaged, Diverse, Inclusive 4 Motivated, developed, challenged, and supported Culture and Talent are Critical to Executing our Strategy to Compound Value 9

Strong Leadership Teams in Place to Drive Superior Performance

ESAB



Shyam Kambeyanda
President & CEO



Kevin Johnson
CFO



Scott Grisham
Strategy/BD



Michele Campion
CHRO



Curtis Jewell
GC

MedTechCo



Matt Trerotola
CEO



Brady Shirley
President & COO



Chris Hix
CFO



Dan Pryor
Strategy/BD



Patty Lang
CHRO



Brad Tandy
GC

Seasoned Leaders with Deep Bench

10

Colfax Business System (CBS) Drives Continuous Improvement • Culture + Processes + Tools • Builds momentum over time • ESAB far into CBS journey, accelerating performance • DJO businesses now have CBS foundation, momentum building Both Companies Will Carry forward CBS Culture, Tools, and Processes 11Colfax Business System (CBS) Drives Continuous Improvement • Culture + Processes + Tools • Builds momentum over time • ESAB far into CBS journey, accelerating performance • DJO businesses now have CBS foundation, momentum building Both Companies Will Carry forward CBS Culture, Tools, and Processes 11

Demonstrated Innovation Engines

Growing Digital Initiatives in Both Businesses





- ESAB's industry-leading innovation contributing to organic growth, share gain, higher margins
- MedTechCo Reconstructive vitality high, supporting double-digit growth
- MedTechCo Prevention & Recovery leading in clinic workflow, pipeline full, vitality increasing

ESAB's Best-in-Class Innovation Program

Product Introductions (#)


+230%
24
80
2016
2020

2020 Vitality Index

- 3-year >17%
- 5-year >30%

MedTechCo's Accelerating Innovation

Product Introductions (#)


+300%
8
32
2017
2020

2020 Vitality Index

Prevention & Recovery

- 3-year >11%

Reconstructive

- 3-year >30+%

Accelerating Innovation Pace Creates Additional Growth Opportunities

12

Disciplined, Strategy-Driven Acquisition Process

ESAB	
Specialty Alloys	ewac, EXATON
Robotics & Automation Solutions	TBi Industrie, OCTOPUZ
Digital Growth	HKS, weldnote welding.solutions
Medical & Specialty Gas Control	GCE Gas Control Equipment

MedTechCo	
Channel/Global	surgi-care, ORTHOMED
Recovery Science Modalities	LiteCure Lasers for Life
Surgical Workflow	Q
Foot/Ankle Expansion	STAR Total ankle replacement, TRILLIANT SURGICAL

7 acquisitions over past 5 years adding technology, diversifying markets

6 acquisitions over the past year expanding markets, improving growth rate and margins

Capabilities firmly established in both businesses

Acquisition Process Creates Faster, More Predictable Growth & Higher Margins

13

Colfax Model Drove Significant Improvement and Evolution

	ESAB, past 5 years	MedTechCo, past 2 years
Talent	Seasoned team, deep bench, CBS embedded in DNA	Retained and strengthened team, CBS journey well underway
Supply Chains	• Strong service, consistent productivity • Consolidations for regional scale	• Insourced distribution • Improved service, productivity building
Innovation Engines	• >3X increase in launches • Consistent high vitality	• Improved and funded, >3X launches • Sustained strong surgical vitality
Workflow/ Software	• Industry-leading WeldCloud™ • Robotics solutions	• MotionMD™ from ~1000 to >2000 clinics • First 2 connected brace launches • Surgical workflow technology investments
Portfolio	• Improved margins, growth • Accessed attractive $3B specialty gas control	• Accelerated growth, improved gross margins • Accessed high growth $1B foot/ankle mkt

Powerful Impact, Capabilities Embedded

14

Executing Our Strategy Compounds Value Great service + high vitality + commercial excellence leads to organic growth above market Margin expansion and cash conversion improvement driven by CBS, Great Markets, Strong Positions and Momentum supports ability to make strategic investments Successful acquisitions improve growth & gross margins over time provides more cash to invest Both Businesses have Strong Paths for Compounding Value Creation 15Executing Our Strategy Compounds Value Great service + high vitality + commercial excellence leads to organic growth above market Margin expansion and cash conversion improvement driven by CBS, Great Markets, Strong Positions and Momentum supports ability to make strategic investments Successful acquisitions improve growth & gross margins over time provides more cash to invest Both Businesses have Strong Paths for Compounding Value Creation 15

Realizing Our Vision

ESAB Aspiration:
MSD Core Growth
aEBITDA Margin >20%[1]
100%+ cash flow conversion, balanced allocation



~$2.2B
~$2.5B
Accelerators
Continue to lead in FabTech
2021E
~2023
Future
Core
Accelerators

MedTechCo Aspiration:
HSD Core Growth
Mid-60's GM%/aEBITDA Margin >25%[1]
Strong cash flow, invest for growth



~$1.4B
~$1.7-$2B
Aggressively grow & expand Recon
Improve and shape P&R
Extend into attractive adjacencies
Scale Recon
Extend P&R leadership
2021E
~2023
Future
P&R
Recon
New

[1] Segment-level margin

16

Summary ✓ Taking the next logical step, given transformation of both businesses and opportunities ahead ✓ Strong momentum in both businesses ✓ Exciting visions for ESAB and MedTechCo ✓ Separation should enable both businesses to achieve visions and unlock value 17Summary ✓ Taking the next logical step, given transformation of both businesses and opportunities ahead ✓ Strong momentum in both businesses ✓ Exciting visions for ESAB and MedTechCo ✓ Separation should enable both businesses to achieve visions and unlock value 17

Q&AQ&A

ESAB: Global Leader in Fabrication Technology INVESTOR DAY PRESENTATION MARCH 11, 2021ESAB: Global Leader in Fabrication Technology INVESTOR DAY PRESENTATION MARCH 11, 2021

Best Team Wins: ESAB Presenters



Shyam Kambeyanda

- Chief Executive Officer
- Joined ESAB in 2016
- Previously worked at Eaton Corporation



Olivier Biebuyck

- President EMEA, Equipment, and Digital Solutions
- Joined ESAB in 2017
- Previously worked at Honeywell, LafargeHolcim, and McKinsey & Company



Kevin Johnson

- Chief Financial Officer
- Joined ESAB in 2019
- Experienced Colfax financial executive, joined company in 2001

20

ESAB – A Fabrication Technology Leader

A Premier Global Fabrication Technology Company

Organic Growth	Continuous Improvement	Acquisitions	Talent

▪ Innovation
▪ Global Presence
▪ Digital / WeldCloud
▪ Robotics
	▪ Colfax Business System (CBS)
	▪ Margin Expansion
	▪ High Cash Conversion
		▪ Higher growth, higher gross margin, and lower cyclicality
		▪ Differentiated technology
		▪ Attractive adjacencies
		  ▫ Medical & Specialty Gas Control
		  ▫ Digital and software
			▪ Core values
			▪ Attract and retain best talent
			▪ Experienced leaders

Long-Term Strategic Goal

$3B+
Revenue

20%+
aEBITDA Margin

100%+
FCF Conversion[1]

Strong Capabilities, Vision, Momentum

21

[1]FCF Conversion is on a segment basis, unlevered. Calculated as FCF divided by aEBITA

ESAB – A Fabrication Technology Leader

We Shape the Future: Broadest Portfolio, Full Solution Set, Leading Global Brands ESAB Product Sales Mix Equipment Consumables 31% 2020 69% Most Sales Derived from Repeatable Sales of Consumable Products Best-Positioned to Meet Global Customer Needs 22 ESAB – A Fabrication Technology LeaderWe Shape the Future: Broadest Portfolio, Full Solution Set, Leading Global Brands ESAB Product Sales Mix Equipment Consumables 31% 2020 69% Most Sales Derived from Repeatable Sales of Consumable Products Best-Positioned to Meet Global Customer Needs 22 ESAB – A Fabrication Technology Leader

Diverse Global Market Supported by Favorable Secular Trends

Market Growth Drivers

- Welder Shortage Driving Robotics
- Infrastructure Investment
- Advanced Materials & Lightweighting
- Connected Devices / IoT
- Regulatory & Safety
  - Welding & Cutting
  - Gas Management

$25B Market

	General Fabrication	Oil & Gas	Infrastructure & Constr.	Automotive & Vehicles	Healthcare, Laboratory, & Process	Mobile Machinery	Renewable Energy	Other (Defense, Ship, Rail)
								
Est. Market Split[1,2]:	30%	16%	13%	12%	8%	6%	5%	10%

Established Markets Growing 2-3% p.a.[2]

\+

$5B Market

Medical & Specialty Gas Control	Digital Solutions	2nd Wave Robotics
		

Increasing Exposure to Higher Growth Segments 6-8% p.a.[2]

Positioning the Business for Higher Growth

[1]**Green** indicates ESAB overweight to market or key focus area
[2]Source: ESAB Internal Analysis, IHS Markit 2021

23

ESAB – A Fabrication Technology Leader

Global Scale, Local Agility Drives Attractive Regional Growth and Profitability ESAB Geographic Sales Split (2020) Emerging #1 Russia Markets 50% 50% #1 Europe Developed Markets #1 China #3 North America #1 Middle (global player) East aEBITDA Margin (2020) #1 India Comparable Performance #1 South America #1 Australia Developed Emerging Markets Markets 1 Emerging Economies Expected to Grow >2.5x Developed Markets (2021-2025) 24 1 ESAB – A Fabrication Technology Leader IMF World Economic Outlook, October 2020Global Scale, Local Agility Drives Attractive Regional Growth and Profitability ESAB Geographic Sales Split (2020) Emerging #1 Russia Markets 50% 50% #1 Europe Developed Markets #1 China #3 North America #1 Middle (global player) East aEBITDA Margin (2020) #1 India Comparable Performance #1 South America #1 Australia Developed Emerging Markets Markets 1 Emerging Economies Expected to Grow >2.5x Developed Markets (2021-2025) 24 1 ESAB – A Fabrication Technology Leader IMF World Economic Outlook, October 2020

Our Playbook is Outperforming the Industry

Global Share (2020)



LINCOLN ELECTRIC
ESAB
ITW

- **Organic Innovation Engine**
  - Best-in-Class Light Industrial Equipment
  - Modernized Heavy Industrial Equipment
  - Digitally Connected Portfolio with WeldCloud
- **Organic Margin Improvement**
  - Rooftop Reduction
  - Dynamic & Value Pricing
  - Inventory Optimization
  - Supply Chain Transformation
  - SG&A Transformation
- **Best Team Wins – Built World-Class Team**
- **Accretive Acquisitions**

Out-Performing in 2019 & 2020[1]



bps
~300
Core Sales Growth
(Avg. growth vs. peers)
~200
Profit Margin % Expansion
(vs. peers)

Continuing Our Winning Strategy

[1]Peer group includes Lincoln Electric and welding business within ITW; core sales excluding FX and acquisitions

25
ESAB – A Fabrication Technology Leader

Strong Financial Performance & Resiliency 1 +200bps 7.7% 20% >100% aEBITDA Margin Improvement Sales CAGR 2020 Decremental 2020 FCF Pre-COVID (‘16-’19) Pre-COVID (‘16-’19) Margins Conversion 1 Sales, $B aEBITDA % ~17.0 - 17.5% 16.9% 16.4% 2.25 ~2.2 2.19 15.3% 15.0% 14.9% 1.95 1.94 1.80 2016 2017 2018 2019 2020 2021E 2016 2017 2018 2019 2020 2021E COVID COVID 26 1 ESAB – A Fabrication Technology Leader See appendix for non-GAAP reconciliations; Segment-level marginStrong Financial Performance & Resiliency 1 +200bps 7.7% 20% >100% aEBITDA Margin Improvement Sales CAGR 2020 Decremental 2020 FCF Pre-COVID (‘16-’19) Pre-COVID (‘16-’19) Margins Conversion 1 Sales, $B aEBITDA % ~17.0 - 17.5% 16.9% 16.4% 2.25 ~2.2 2.19 15.3% 15.0% 14.9% 1.95 1.94 1.80 2016 2017 2018 2019 2020 2021E 2016 2017 2018 2019 2020 2021E COVID COVID 26 1 ESAB – A Fabrication Technology Leader See appendix for non-GAAP reconciliations; Segment-level margin

Investing & Gaining Momentum in North American Market

NAM Sales Growth[1]


+20%
2016
2019

NAM aEBITDA %


>250 bps
2016
2019

Growth Drivers

Increased Pace of Innovation


Rebel


Warrior


Cutmaster


Sentinel

Commercial Effectiveness

- Leveraging CBS Sales Tools
- Talent Development & Upgrade
- Digital Marketing Outreach
- Strong Channel Management

CBS Operational Effectiveness

- Manufacturing Footprint Optimization
- Kaizen Led Supply Chain Transformation
- Dynamic Price Management
- Improved Customer Experience & Engagement

Running Our Playbook for Profitable Growth

[1] Absolute sales growth from 2016 to 2019

27

ESAB – A Fabrication Technology Leader
ESAB

The Colfax Business System (CBS) is a Competitive Advantage

CBS – Our Values, Processes and Tools


Voice of the customer
People
Tools
Process
CONTINUOUS IMPROVEMENT
Safety
Quality
Delivery
Cost
Growth

colfax BUSINESS SYSTEM

Continuous Improvement is Our Way of Life	We Help our Customers Succeed	The Best Team Wins	Innovation Defines Our Future	We Deliver Great Results the Right Way

CBS Fundamentals

- Voice of the Customer – Customer-Centric
- Pricing – Dynamic Price Management
- Daily Management – Delivering on Customer Commitments
- Standard Work – Repeatable Processes
- Kaizen – Continuous Improvement
- Problem Solving Process – Root Cause, Corrective Actions
- Policy Deployment – Strategic Breakthroughs
- Talent Development – Best Team Wins

CBS Expands Capabilities, Drives Repeatable Processes, and Delivers Breakthrough Performance

28

ESAB – A Fabrication Technology Leader

Proven Acquisition Process

Overarching Goals

- MSD Acquisition Growth
- Accretive to GM
- Low Cyclicality
- Technology Leadership

Exciting Acqusitions with Strategic Fit

	Digital Growth (WeldCloud)	Robotic & Automation Solutions	Specialty Alloys	Industrial Diversification
EXATON			✓	✓
ewac			✓	✓
GCE Gas Control Equipment	✓			✓
7B		✓		
HKS	✓	✓		
weldnote	✓	✓		
OCTOPUS	✓	✓		✓

Impact on ESAB

Resilient in 2020



Sales $4M+ in 2020
Revenue of Acquired Businesses, $M
2019
2020

Accretive Margins in 2020



+900 bps
Gross Margin %
Core
Acquisitions

Acquisitions Strengthen Our Business, Accelerate Our Performance

29

ESAB – A Fabrication Technology Leader

Acquisitions & Innovation Shifting ESAB Exposure to High-Growth Segments

Medical & Specialty Gas Control

- $3B+ Market
- MSD Growth



GCE

WeldCloud

Digital Solutions

- $1B+ Market Opportunity
- Double-Digit Growth
- Industry-Wide Inflection Point



2nd Wave Robotics

- $1B+ Market Opportunity
- Mid-Teens Growth



Attractive Growth Vectors[1]

$5B+ Market Size	**6-8%+** Growth Profile
50%+ Gross Margin	**$300M+** Expected Future Sales

Acquisitions of High-Growth Businesses Further Accelerate Our Performance

[1] Source: based on ESAB Internal Analysis

30

ESAB – A Fabrication Technology Leader

2018 Acquisition Delivering Growth and Margin Expansion Increased Exposure to Higher-Growth Markets Attractive Financial Performance Market Sales Mix 7%+ Specialty Gas Cutting & Welding Sales Control 32% Growth 30% 2018 2020 >350 bps 38% Medical & Digital aEBITDA Margin % 2018 2020 Additional Acquisition Opportunities in Adjacencies 31 ESAB – A Fabrication Technology Leader2018 Acquisition Delivering Growth and Margin Expansion Increased Exposure to Higher-Growth Markets Attractive Financial Performance Market Sales Mix 7%+ Specialty Gas Cutting & Welding Sales Control 32% Growth 30% 2018 2020 >350 bps 38% Medical & Digital aEBITDA Margin % 2018 2020 Additional Acquisition Opportunities in Adjacencies 31 ESAB – A Fabrication Technology Leader

Innovation 32 ESAB – A Fabrication Technology LeaderInnovation 32 ESAB – A Fabrication Technology Leader

ESAB – Fabrication Technology Innovation Leader

Core Business Innovations

- Best-in-class new product developments
- Higher density-to-strength ratio filler metals and specialty alloys
- More environmentally-centric innovations
- High-impact workflow solutions in complex areas



Growing Digital Offering

- Proprietary WeldCloud offerings
- Clear value proposition to customers
- Digital / software revenue stream with 3x core pull through


ESABDIGITAL
SOLUTIONS

Positioning for 2nd Wave Robotic Adoption

- Multi-brand robotics solution
- Leveraging ESAB's existing portfolio
- Breaks down barriers to welding robotics adoption



Shaping the Industry Through Innovation Since 1904

33

ESAB – A Fabrication Technology Leader

Accelerating Pace of Innovation New Product Introductions (#) Transforming the Portfolio Leading Medical & High-Purity Specialty Gas Control Equipment +230% 80 Lower Fume, Higher Density-to-Strength Ratio, SMART Packaging Filler Metals 24 Digitally Connected Equipment through WeldCloud 2016 2020 Modernized & Upgraded Heavy Industrial Equipment 3-year >17% ▪ 2020 Vitality 1 Index 5-year >29% Best-in-Class Light Industrial ▪ Equipment 2016 2020 Strong Vitality and Advantaged Products 34 ESAB – A Fabrication Technology Leader 1 Vitality defined as new product revenue (introduced in last 3 years or 5 years) as a percentage of total revenue Accelerating Pace of Innovation New Product Introductions (#) Transforming the Portfolio Leading Medical & High-Purity Specialty Gas Control Equipment +230% 80 Lower Fume, Higher Density-to-Strength Ratio, SMART Packaging Filler Metals 24 Digitally Connected Equipment through WeldCloud 2016 2020 Modernized & Upgraded Heavy Industrial Equipment 3-year >17% ▪ 2020 Vitality 1 Index 5-year >29% Best-in-Class Light Industrial ▪ Equipment 2016 2020 Strong Vitality and Advantaged Products 34 ESAB – A Fabrication Technology Leader 1 Vitality defined as new product revenue (introduced in last 3 years or 5 years) as a percentage of total revenue

Distinctive Products Shaping their Categories

RobustFeed

Portable, Long-Distance Industrial Wire Feeder



- **Unmatched Performance:** Superior wire feeding performance and superior protection against dirt and rain
- **Unrivalled Portability:** Five lifting points, crane-safe lift design, ergonomic handles
- **Customer-Centric Usability:** Clear, read-anywhere front-panel display

Renegade

Compact, High-Powered Industrial MMA/TIG Welder



- **Flexibility:** Outstanding output power and reach, multi-voltage capabilities
- **Reliability:** Impact and drop resistant, ready for extreme temperatures in tough environments
- **Simplicity**: Simple set-up, intuitive interface, best-in-class weld starts

Rogue

High-Performance Professional & Entry-Level MMA/TIG Welder



- **High Performance:** Precise, professional, and consistent control for the DIY or PRO user
- **High Power:** Efficient power block for steady arc
- **High Strength & Portable:** Light weight, compact, and robust housing design

35

ESAB – A Fabrication Technology Leader

CBS Accelerating Product Innovation

Strategic Planning Cycle	3-Year Roadmap & Budget Prioritization	Stage-Gate Execution	Commercial Ramp-up



- Business Line Review
- Market Sizing & SWOT
- Competitive Landscape & Point of Differentiation Mapping
- Voice of Customers Insights



- Prioritization Across Regions and Product Lines
- R&D Centers of Excellence
- Open Innovation with Strategic Partners
- Budget Planning and Tracking


APD OVERVIEW INCL DELIVERABLES

- Stage Gates & Checklists
- Business Case Creation
- Rapid Prototyping and Validation with Customers
- Cross-Functional Team Reviews



- Marcom Launch Material
- Demo & Initial Success Stories
- Sales Training
- Key Performance Indicators

Structured Process Focused on Customer Needs and Speed to Market

36

ESAB – A Fabrication Technology Leader

Digital Solutions Introduction Video

WeldCloud

- https://vimeo.com/520960765/ec6534ea3c

37

ESAB – A Fabrication Technology Leader

Digital Solutions is a Game-Changer for our Customers and ESAB

WeldCloud

Customer:

- Insights Into Efficiency of Operations
  - Arc-Time / Deposition Rate
  - Welding Time Per Operator
  - Material Consumption
- Quality & Traceability Metrics
- Fleet Management
  - Remote Monitoring
  - Reduced Equipment Downtime

Connected Devices (#)



+90%
2019
2020
Potential

"Our arc time factor increased 50% with WeldCloud." – Mobile Machinery Mfr. (Poland)

"We mitigated $3M in risk of rework due to non-compliance." – Pressure Vessel Mfr. (Brazil)

ESAB:

- Positions as a Solution Provider vs. Material Supplier
- Distinctively Connects Our Portfolio
- Provides Unique User Insights and Analytics
- New High-Margin Recurring Revenue Stream & Pull-Through Opportunities
- Access to New Customers

Long-Term Benefits to ESAB



3X
Traditional Equipment Sales
Lifecycle Value w/ WC Connected Solutions

$100M in Projected Additional Revenues[1]

Digital Solutions Technology Core to our Innovation

[1] Source: based on ESAB Internal Analysis

38
ESAB
ESAB – A Fabrication Technology Leader

Software & Digital Acquisitions Enabling Robotics Adoption

Octopuz OLP Software the Latest Addition to Total Solution



Purus Robotic Filler Metal
Programming Software
WeldCloud + NxG Equipment
TBi Robotic Torch + HKS quality

- Complex Part Programming Made Simple
- Works with any Robot-OEM in the Factory
- Applies to High-Mix / Low-Volume Production
- Reduced Robot Downtime
- Increased Repeatability, Quality and Productivity



Long-Term Benefits to ESAB



Recurring Software Sales
Robotic Pull-Through
'20
'21
'22
'23
'24
'25

$50-100M in Projected Additional Revenues[1]

- Increases Addressable Market by >$1B
- Synergies with Digital Solutions
- Enables Pull-Through of Filler Metal and Equipment Sales

Accelerating the Pace of Robotic Adoption

39

[1] Source: based on ESAB Internal Analysis

ESAB – A Fabrication Technology Leader

Financial Performance 40 ESAB – A Fabrication Technology LeaderFinancial Performance 40 ESAB – A Fabrication Technology Leader

CBS Driving Operational Excellence Price Change (%) Highlights – Improvements 2016 to 2020 5% 3% 1% 1% Dynamic Price/Cost Management ▪ 2016 2017 2018 2019 2020 -2% Delivered $33M in Footprint Savings ▪ Working Capital Improved by >1/2 Turn ▪ Manufacturing Footprint Reduction (# Facilities) 45 Improved O2C Processes ▪ 31 27 Enhanced Inventory Management ▪ 2016 2020 2021E Future Vendor Term Renegotiations ▪ Working Capital Turns Improvement Substantial Opportunities to Drive Further Improvements ▪ Through Kaizens 5.5x 5.1x 4.4x 2016 2020 2021E Future Continuously Improving our Operational Capabilities 41 ESAB – A Fabrication Technology LeaderCBS Driving Operational Excellence Price Change (%) Highlights – Improvements 2016 to 2020 5% 3% 1% 1% Dynamic Price/Cost Management ▪ 2016 2017 2018 2019 2020 -2% Delivered $33M in Footprint Savings ▪ Working Capital Improved by >1/2 Turn ▪ Manufacturing Footprint Reduction (# Facilities) 45 Improved O2C Processes ▪ 31 27 Enhanced Inventory Management ▪ 2016 2020 2021E Future Vendor Term Renegotiations ▪ Working Capital Turns Improvement Substantial Opportunities to Drive Further Improvements ▪ Through Kaizens 5.5x 5.1x 4.4x 2016 2020 2021E Future Continuously Improving our Operational Capabilities 41 ESAB – A Fabrication Technology Leader

SG&A Transformation Project Savings SG&A Cumulative Savings, $M Digitizing Internal Processes Using Process Data Mining Analytics to Drive Efficiencies ▪ $14M+ Leveraging Lower-Cost Global Shared Service Center ▪ Footprint 25-30 Improving Organizational Effectiveness, Eliminating ▪ Duplicative Activties 11 Renegotiated Vendor Rates & Implemented Technology to ▪ Improve Policy Compliance 2020 2021E Future Leveraging Technology and Global Scale to Reduce SG&A 42 ESAB – A Fabrication Technology LeaderSG&A Transformation Project Savings SG&A Cumulative Savings, $M Digitizing Internal Processes Using Process Data Mining Analytics to Drive Efficiencies ▪ $14M+ Leveraging Lower-Cost Global Shared Service Center ▪ Footprint 25-30 Improving Organizational Effectiveness, Eliminating ▪ Duplicative Activties 11 Renegotiated Vendor Rates & Implemented Technology to ▪ Improve Policy Compliance 2020 2021E Future Leveraging Technology and Global Scale to Reduce SG&A 42 ESAB – A Fabrication Technology Leader

CBS Improving Cash Flow Capabilities

Segment Operating Free Cash Conversion[1]



70%
90%
>100%
90-100%
100%+
2018
2019
2020
2021E
Future

Key Highlights

- 2020 Working Capital Tailwind, 2021 Headwind
- Supply Chain Transformation Supporting Lower Working Capital
  - Improved Inventory Management
- Digitizing Processes
  - Improving Order to Cash & Purchase to Pay
- Substantial Opportunity Remains
  - Drive Further Inventory Management Improvements
  - Roll-Out Supplier Financing Program Globally

Higher / More Consistent Cash Flow

43

[1] FCF Conversion is on a segment basis, unlevered. Calculated as FCF divided by aEBITA

ESAB – A Fabrication Technology Leader

A Better, Stronger ESAB

Sales Growth Bridge, $B



~$2.2
2-3%
CAGR
1-2%
CAGR
1-2%
CAGR
$3+
2021E
Market
Innovation
Accelerators
M&A
Long-Term
Strategic
Goal

- MSD Sales Growth
  - Leverage CBS Growth Tools
  - Launch Innovative New Product Introductions
  - Execute Attractive Acquisitions

Segment-Level aEBITDA Margin % Bridge



17-17.5%
20%+
2021E
Market
Innovation
Accelerators
M&A
CBS
Initiatives
Business
Investment
Long-Term
Strategic
Goal

- >250bps Margin Expansion
  - Sales Growth
  - Further Plant Footprint Rationlization
  - Continue SG&A Transformation
  - Deliver Productivity and Sourcing Improvements
  - Continued Investment in ESAB

Delivering Sustained Growth, Innovation, and Margin Expansion

44

ESAB – A Fabrication Technology Leader

Talent & Summary 45 ESAB – A Fabrication Technology LeaderTalent & Summary 45 ESAB – A Fabrication Technology Leader

Best Team Wins: ESAB Leadership



Shyam Kambeyanda
Chief Executive Officer

Regional Leadership



Olivier Biebuyck
President, EMEAR, Equipment and Digital Solutions



Billal Hammoud
President, Americas and Fabrication Solutions



Johan Fransson
Managing Director, Europe



Walter Freitas
Managing Director, South America



Isa Sanad
Managing Director, MEA



Rohit Gambhir
Managing Director, India



Michal Kozlowski
Managing Director, E. Europe, Russia, CIS



Stanley Chew
Managing Director, Asia

Functional Leadership



Kevin Johnson
Chief Financial Officer



Larry Coble
Senior Vice President, Supply Chain and CBS



Michele Campion
Vice President, Human Resources



Scott Grisham
Vice President, Business Development



Curtis Jewell
General Counsel



Tilea Coleman
Vice President, Corporate Communications



Steve Molenda
Sr. Director, Global MarCom

Experienced and Diverse Team of Leaders Across the World

46

ESAB – A Fabrication Technology Leader

The Best Team Wins OUR GOAL OUR RESULTS Accountable Leaders Drive Results HIGH PERFORMING, DIVERSE, AND INCLUSIVE WORKPLACE OUR STRATEGY OUR CULTURE Our Associates Believe in ESAB – 84% Overall Engagement in Annual Survey Creating Better Together ATTRACT THE BEST TALENT Committed Team – MSD Voluntary Turnover DEVELOP OUR 1 TALENT Best in Class Safety Performance (TRIR) 0.97 0.70 0.65 RETAIN OUR 0.42 0.34 TALENT 2016 2017 2018 2019 2020 47 1 ESAB – A Fabrication Technology Leader Total Recordable Incident Rate (TRIR)The Best Team Wins OUR GOAL OUR RESULTS Accountable Leaders Drive Results HIGH PERFORMING, DIVERSE, AND INCLUSIVE WORKPLACE OUR STRATEGY OUR CULTURE Our Associates Believe in ESAB – 84% Overall Engagement in Annual Survey Creating Better Together ATTRACT THE BEST TALENT Committed Team – MSD Voluntary Turnover DEVELOP OUR 1 TALENT Best in Class Safety Performance (TRIR) 0.97 0.70 0.65 RETAIN OUR 0.42 0.34 TALENT 2016 2017 2018 2019 2020 47 1 ESAB – A Fabrication Technology Leader Total Recordable Incident Rate (TRIR)

A Premier Global Fabrication Technology Company

- Resilient Business with Strong Financial Performance
- Organic Growth Driven By:
  - Innovation Leadership
  - Strong Regional Sales Teams
- Strong CBS Foundation, Significant Margin Expansion Opportunities
- Shaping the Business Towards Low-Cyclicality, Higher-Margin and Higher-Growth
- Advancing Our Strategy
  - Digital through WeldCloud
  - Robotics through Workflow Solutions & Core-Products Pull-Through
  - Acquiring into Attractive Adjacencies & Differentiated Technologies
- Talent – Best Team Wins!

Long-Term Strategic Goal

$3B+
Revenue

20%+
aEBITDA Margin

100%+
FCF Conversion[1]

[1]FCF Conversion is on a segment basis, unlevered. Calculated as FCF divided by aEBITA

48

ESAB – A Fabrication Technology Leader

Q&AQ&A

MedTechCo Introduction March 11, 2021MedTechCo Introduction March 11, 2021

Presenters Today



Matt Trerotola
CEO
MedTechCo



Brady Shirley
President & COO
MedTechCo



Ben Berry
Chief Financial Officer, DJO



Louis Vogt
President and GM, Surgical



Steve Ingel
EVP, Healthcare Solutions

52

Specialty MedTech Innovator Built on a Strong Foundation…

Well Positioned Specialty MedTech Company

- Foundation in Orthopedics
- Attractive positions
- Strong momentum
- Experienced MedTech team

Underpinned By Colfax Continuous Improvement

- Operational improvement
- Accelerated innovation
- Bolt-on acquisitions

Clear Strategy To Deliver

- Proven innovation engine
- Leading with software workflow solutions
- Full M&A pipeline

Long-term Strategic Goals

HSD

Core Growth

Mid-60s

Gross Margin

>25%

aEBITDA Margin[1]

…Uniquely Positioned for Significant Value Creation

[1] Segment-level margin

53

Recognized as a Global Leader across Orthopedics

WHAT DISTINGUISHES MEDTECHCO?

- **FAST GROWING RECONSTRUCTIVE PLATFORM** reshaping portfolio
- **GLOBAL LEADER IN PREVENTION & RECOVERY** with opportunities to expand Recon
- Only major player with meaningful share across the **ORTHO CARE CONTINUUM**
- Anchored in **INDUSTRY-DEFINING PRODUCTS** and solutions

2021E REVENUE SPLIT (~$1.4B)



Reconstructive (Recon)
25%
75%
Prevention & Recovery (P&R)

By Segment



ROW 7%
Europe 20%
United States 73%

By Region

Industry Leading Brands

DONJOY®
EMPOWR™
AIRCAST®
chattanooga®
AltiVate®
PROCARE®

54

Addressing Big, Attractive Ortho Market…

2019 INDUSTRY SALES[1] ($B)

MedTechCo competes in half of the **$53B Orthopedics market** and "touches" it all



2020E-2025E Industry CAGR[1]
~48
5
~4%
Joint Recon
Knee
9
3-4%
Hip
8
Extremities
3
7-8%
Spine
10
3-4%
Trauma
7
Sports Medicine
6
5-6%
Biologics
5
2-4%
P&R market growth: 3-4%
Surgical implants and Instrumentation
Prevention & Rehabilitation Devices

TOP ORTHO PLAYERS ($B)[2]



DePuy Synthes 8.8
Zimmer Biomet 7.3
Stryker 6.3
Smith & Nephew 3.6
Medtronic 2.7
Arthrex 2.6
MedTechCo 1.2
Nuvasive 1.2
Aesculap 0.7
Wright[3] 0.7
MedTechCo in competitive position to capture market share

MedTechCo is Positioned for Share Gain and Expansion

[1] Source: based on internal Medtech analysis
[2] 2019 sales per public filings; MedTechCo 2019 shown pro forma to include periods prior to DJO acquisition on February 22, 2019
[3] Acquired by Stryker in 2020

55

…Fueled by Secular Growth and Technology Trends Aging, but active Transitioning to Innovation improving the Growing healthcare population, rising obesity outpatient care pathways quality of care consumerism ▪ Aging population ▪ Shift to ambulatory surgical centers ▪ Digital offerings, minimally invasive ▪ Consumers more informed and (ASCs) / outpatient settings surgery involved ▪ Increasingly active lifestyles ▪ Hospitals expanding into primary ▪ Computer Assisted Surgery ▪ Rise of telehealth & digital health ▪ Rising obesity clinics CAS/Robotics growth 56…Fueled by Secular Growth and Technology Trends Aging, but active Transitioning to Innovation improving the Growing healthcare population, rising obesity outpatient care pathways quality of care consumerism ▪ Aging population ▪ Shift to ambulatory surgical centers ▪ Digital offerings, minimally invasive ▪ Consumers more informed and (ASCs) / outpatient settings surgery involved ▪ Increasingly active lifestyles ▪ Hospitals expanding into primary ▪ Computer Assisted Surgery ▪ Rise of telehealth & digital health ▪ Rising obesity clinics CAS/Robotics growth 56

Fast-Growing Recon Business with Proven Playbook

RECON SALES & MARKET POSITION[1]

$20B market expected to grow 4-5% per year
(Extremity segment expected to grow 7-8% per year)



Foot & Ankle
Hip
~$0.35B2
Shoulder
Knee

#1 Reverse Shoulder

#3 US in Shoulder

5x Market growth Hip/Knee

Majority of **sales in fast growing Extremities segment**

Pioneered U.S. transition from Anatomic to Reverse shoulder

Large global expansion opportunity: 94% US Sales

U.S. RECONSTRUCTIVE CORE SALES GROWTH (CAGR)



+17%
2015
2016
2017
2018
2019

PROVEN PLAYBOOK, ABOVE MARKET GROWTH

- Superior clinical outcomes
- Industry leading Key Opinion Leader (KOL) teams
- Unmatched innovation cadence
- Best-in-class medical education platform
- DonJoy brand and contracting power

[1] Source: based on internal Medtech analysis
[2] 2021 sales estimates

57

Market Leader in Prevention & Recovery with Iconic Brands

P&R SALES & MARKET POSITION[1]

$5B market expected to grow 3-4% per year



Footcare
Recovery Sciences
~$1.0B²
Bracing

#1 Globally in Bracing

#1 Globally in Rehab

#1 US in Diabetic Footcare

Industry-defining products **across the Ortho continuum**

MotionMD workflow software solution **drives 40% of US Clinics**

Deep penetration in global markets: 34% ex-US Sales

MARKET LEADERSHIP

- Superior clinical outcomes
- Leader in fast growing Sports Medicine segment
- Strong contract position across all GPOs
- Leader in therapy modalities strengthened by Litecure™

TECHNOLOGY LEADERSHIP



DonJoy®
Aircast®
DonJoy® Advantage
Chattanooga®
ProCare®

[1] Source: based on internal Medtech analysis

[2] 2021 sales estimates

58

Unique Position Across Full Care Continuum

PREVENTION ---------- REPAIR ---------- RECOVERY

PERFORMANCE	PREVENTION	SURGICAL	RECOVERY	REHAB
• Athletic braces • Muscle stimulation	• Pre-op braces • Slings • Protective solutions • Orthotic shoes	• Shoulders • Knees • Hips • Foot/Ankle	• Post-op braces • Bone growth stim. • DVT • Cold therapy	• Traction devices • Electrotherapy • Laser therapy • Heat/cold therapy

STRATEGIC ADVANTAGES

- Brand leverage with hospitals, surgeons, clinicians, patients
- Digital workflow solutions for clinics
- Connected medicine solutions for patient journey
- ASC, Bundled Care partner in full episode of care

Leveraging Access and Technology for Strategic Advantage

59

Company has Evolved, Growth is Accelerating

	Pre-Colfax	Colfax[1]	Future
CORE REVENUE GROWTH	**2%** 2016-2018 CAGR	**4%** 2019	**HSD** Consistently
MARGIN (aEBITDA)	**19%** 2016	**22%** 2019	**~25%+** Future
REVENUE MIX[2] (% of revenue)	Recon / P&R Recon: 16 2016	Recon / P&R Recon: 25+ 2020	Recon / P&R Future
VITALITY[3] (% of revenue)	Recon **30%+** | P&R **7%** 2018	Recon **30%+** | P&R **11%** 2020	Recon **30%+** | P&R **20%+** Future
NEW PRODUCT DEVELOPMENT	• Broadened surgical offering • Began rebuilding P&R NPI	• Improving NPI process • Continued surgical expansion • Accelerating # of P&R launches	• High performing NPI capability

[1] See appendix for non-GAAP reconciliations, 2019 shown pro forma to include periods prior to DJO acquisition on February 22, 2019
[2] Mix shown reflects business realignment of Bone Growth Stimulation now included within Preventative and Rehabilitation
[3] Vitality defined as new product revenue (introduced in last 3 years) as a percentage of total revenue

60

Momentum Powered by Colfax Improvement Pillars 50% evolution of Executive Reduced backorders in P&R by Continuous Talent + Leadership Team and 83% overall 56% and improved held orders ✓✓ Improvement Organization associate engagement (+20% vs. by 29% (1Q20 v. 4Q18) prior year) Increased investment in innovation Completed 6 bolt-on Strategy + Acquisitions acquisitions in the last led to 300% increase in new ✓ ✓ Innovation 12 months launches 2020 vs. 2017 CBS Journey Underway and Accelerating 61Momentum Powered by Colfax Improvement Pillars 50% evolution of Executive Reduced backorders in P&R by Continuous Talent + Leadership Team and 83% overall 56% and improved held orders ✓✓ Improvement Organization associate engagement (+20% vs. by 29% (1Q20 v. 4Q18) prior year) Increased investment in innovation Completed 6 bolt-on Strategy + Acquisitions acquisitions in the last led to 300% increase in new ✓ ✓ Innovation 12 months launches 2020 vs. 2017 CBS Journey Underway and Accelerating 61

The Best Team Wins

CREATING BETTER TOGETHER


Continuous improvement is our way of life
We help our customers succeed
We deliver great results the right way
The best team wins
Innovation defines our future

ATTRACT THE BEST TALENT	▪ **Strong combination** of MedTech leadership and Colfax talent ▪ Group structure in place for strategic expansion
DEVELOP OUR TALENT	▪ **Leadership Development Programs** ▪ Commercial / Operations Bootcamps
RETAIN OUR TALENT	▪ **20% Improvement in 2020 Engagement Score** 83% overall engagement ▪ **Enterprise-wide** focus on D&I opportunities ▪ Acting on talent feedback to drive continuous improvement

MedTechCo Talent Forms the Backbone of Our Success

62

Strong Leadership Team, Deep Med Tech Experience

Brady Shirley
President & COO
MedTechCo
Stryker, IMDS

Ben Berry
Chief Financial
Officer, DJO
Alcon

Winning Team of Seasoned Professionals

Kevin Cordell
Group President,
Prevention & Recovery
Wright Medical

Louis Vogt
President and
GM, Surgical
Zimmer Biomet

Andrew Fox-Smith
President,
International Business
Stryker

Steve Ingel
EVP, Healthcare
Solutions
Smith & Nephew

Jason Anderson
President,
Bracing and Supports
BASF, Saint-Gobain

Tony Stallings
Senior Vice President,
Supply Chain
Honeywell, Boston Scientific

Ken Konopa
Senior Vice President,
CBS & Growth
Colfax, Danaher

Gary Justak
President,
Foot & Ankle
Stryker

Ruba Sarris-Sawaya
Vice President,
Clinical Affairs
Medtronic

Jim Pomeroy
Vice President of Quality
Assurance & Regulatory Affairs
Stryker

Raj Subramonian
Senior Vice President
& GM, Footcare Solutions
Dell

Terry Ross
President,
Recovery Sciences
Colfax, Danaher

Italics: Previous experience

63

Clear Strategy to Deliver Long-term Growth Powerful combination of product and solution innovation, proactively addressing key market trends with acquisitions as accelerator 2 5 1 3 4 Accelerate Lead in Digital Rapid growth in Expand through Win in the ASC Innovation Healthcare Foot & Ankle M&A Delivering Superior Clinical Outcomes Accelerating from MSD+ to HSD Organic Growth 64Clear Strategy to Deliver Long-term Growth Powerful combination of product and solution innovation, proactively addressing key market trends with acquisitions as accelerator 2 5 1 3 4 Accelerate Lead in Digital Rapid growth in Expand through Win in the ASC Innovation Healthcare Foot & Ankle M&A Delivering Superior Clinical Outcomes Accelerating from MSD+ to HSD Organic Growth 64

1 Accelerated Innovation Driving Core Growth… NEW PRODUCT INTRODUCTIONS Strategic expansion of surgical market coverage +300% 32 Expanding BAS leadership 8 into high growth categories 2017 2020 Leadership in transition to modalities in Recovery Sciences 1 P&R Vitality 11% Index (3Y) (2020) 7% in 2018 Rapid growth of F&A with surgical innovation cadence playbook Reconstructive 1 Vitality Index 30+% (3Y) (2020) 2018 2021 Progress and Pipeline to Hold 30%+ Recon Vitality and Drive to 20% Goal in P&R 65 1 Vitality defined as new product revenue (introduced in last 3 years) as a percentage of total revenue 1 Accelerated Innovation Driving Core Growth… NEW PRODUCT INTRODUCTIONS Strategic expansion of surgical market coverage +300% 32 Expanding BAS leadership 8 into high growth categories 2017 2020 Leadership in transition to modalities in Recovery Sciences 1 P&R Vitality 11% Index (3Y) (2020) 7% in 2018 Rapid growth of F&A with surgical innovation cadence playbook Reconstructive 1 Vitality Index 30+% (3Y) (2020) 2018 2021 Progress and Pipeline to Hold 30%+ Recon Vitality and Drive to 20% Goal in P&R 65 1 Vitality defined as new product revenue (introduced in last 3 years) as a percentage of total revenue

1 …and Accelerating Key Strategies

AltiVate® Anatomic CS Edge™

Stemless Shoulder Implant



- Expands Altivate® Anatomic in **fastest growing shoulder segment**
- Design optimized for younger patients
- Enhanced repeatability w/ Drop-And-Go®
- Tri-fin + P² best in class fixation
- One-tray instrumentation **ideal for ASC**

EMPOWR Partial Knee™

NextGen Uni Knee



- Empowr® expansion into **high growth segment**
- **Ideal procedure for ASC environment**
- Unique Empowr® articulation
- One-tray instrumentation system

66

Positioned to Win in High Growth ASC Segment…

ASC: A VERY HIGH GROWTH SEGMENT

TJA Procedures in ASC (000's)[1]


1,158
300
107
1,057
345
520
1,108
333
1,330
29% CAGR
2020
2025
2030
Inpatient
HOPD
ASC

DRIVERS OF ASC EXPANSION

- Medicare approved reimbursement in 2018-19
- 40% less expensive for Medicare in ASC
- Faster recovery + lower infection/complication rates
- Physician has ownership in entire patient journey
- Patient selection critical based on 23hr stay

DJO ADVANTAGED POSITION

1. DEEP BRACING MARKET PENETRATION IN ASC SEGMENT
2. SURGICAL PORTFOLIO OPTIMIZED FOR ASC "MIX" OF PATIENTS
3. NEXT GENERATION CAS SOLUTIONS TAILORED FOR ASC
4. TRADITIONAL "BIG 4" MARKET ADVANTAGES NULLIFIED IN ASC
5. BROAD-BASED COLLABORATION WITH LEADING ASC SURGEONS

[1] Source: based on Medtech analysis

67

2 …As the Leader Across the Episode of Care LEADING THE WAY ▪ Only company to support entire continuum of care ▪ Freshest, most differentiated technology portfolio ▪ Clear leadership in digital workflow solutions for ASC ASC360 Delivers with Products & Solutions Throughout the Patient Journey 682 …As the Leader Across the Episode of Care LEADING THE WAY ▪ Only company to support entire continuum of care ▪ Freshest, most differentiated technology portfolio ▪ Clear leadership in digital workflow solutions for ASC ASC360 Delivers with Products & Solutions Throughout the Patient Journey 68

3 Leading in Digital Healthcare with Nextgen CAS (Computer Assisted Surgery) Technologies

Today ---------- 2021 Launches ---------- 2022 & Beyond

Today

- Leading Pre-Op Planning & PSI[1] solution for Shoulder
- **Match Point™ System** used in ~30% of MedTechCo shoulder cases



Aim, Set, Matched™

2021 Launches

- Best-in-class Pre-Op Planning & PSI[1] for Total Ankle
- Innovative Augmented Reality (A/R) Navigation platform for Knee & Hip



Arvis™ AR

Equipping surgeons with necessary tools to improve clinical outcomes

2022 & Beyond

- Expand range of innovative Augmented Reality (A/R) Navigation platform
- Add small footprint robotics platform



End State: Full CAS Solution across all anatomies, advantaged in the ASC[2] environment

[1] Patient Specific Instrumentation,
[2] Ambulatory Surgery Center

69

® 3 Leading in Digital Healthcare with MotionMD SAAS WORKFLOW AUTOMATION SOFTWARE SOLUTION CLINIC LOCATION GROWTH PRODUCT REVENUE GROWTH (CAGR) (CAGR) +18% +74% 2,350 $65M 445 $40M 2017 2017 2020 2020 WINNING WITH WORKFLOW SOLUTIONS Secure. Paperless. Integrated ▪ 40% share in US clinics / used by over 30K medical professionals ▪ Key driver in large Hospital owned conversions $8M 2020 24% 8% 40% ▪ MotionMD® revenue delivers 600 bps higher gross margin Reduction in Improvement Reduction in inventory in collections Billing lead ▪ Customer Retention Rate of 99% time ▪ Share of wallet Direct 70% / OfficeCare® 96% 70® 3 Leading in Digital Healthcare with MotionMD SAAS WORKFLOW AUTOMATION SOFTWARE SOLUTION CLINIC LOCATION GROWTH PRODUCT REVENUE GROWTH (CAGR) (CAGR) +18% +74% 2,350 $65M 445 $40M 2017 2017 2020 2020 WINNING WITH WORKFLOW SOLUTIONS Secure. Paperless. Integrated ▪ 40% share in US clinics / used by over 30K medical professionals ▪ Key driver in large Hospital owned conversions $8M 2020 24% 8% 40% ▪ MotionMD® revenue delivers 600 bps higher gross margin Reduction in Improvement Reduction in inventory in collections Billing lead ▪ Customer Retention Rate of 99% time ▪ Share of wallet Direct 70% / OfficeCare® 96% 70

Leading in Digital Healthcare and Moving Beyond the Brace with MotioniQ®

ULTIMATE WEARABLE TECHNOLOGY


MotioniQ™
ON TRACK

MotioniQ® allows doctors and patients to virtually walk side by side on the road from diagnosis through rehabilitation with education, exercises, progress monitoring, and connected solutions.

TRANSITIONING TO SMART

- SmartBrace™ transforming "in-protocol" brace into wearable tech:
  - 20%+ ASP expansion expected
- Opens pathway to large existing markets
  - Remote patient monitoring
  - Outpatient/Home-based Physical Therapy
- Creates new markets that don't exist today
  - AI / Big Data enables patients to manage progressive conditions

MEDTECHCO COMPETITIVE ADVANTAGE

- Leading BAS positions in Knee, Walker Boots, Spine, Upper extremity, etc.
  - X4 in market today
  - X-ROM iQ and SRB iQ launching Q3 21
  - VOC on additional smart products ongoing with leading centers
  - Future products in spine and shoulder
- Able to leverage installed base of MotionMD® in ~40%+ of clinics

71

3 *Defining the Future of Connected Medicine*

X4 SMART BRACE

Connected TKA Solution



- Outpatient/ASC driving postop TJA out of inpatient therapy
- Large segment with 1M procedures annually
- The first wearable technology in bracing – tracking steps, ROM, and gait
- Enabled tele-medicine protocol connecting patient to HCP across episode of care

SMART POST-OP BRACES

ACL Connected Solutions



- Expanding SmartBrace into Sports Medicine
- Drives higher ASPs into traditional bracing protocols
- Transforming rehab with personalized, in-home protocols
- Focused on return to performance vs return to mobility

72

④ Acquired Strong Position in High Growth Foot/Ankle Recon Market

US MARKET SIZE[1], $ (~$1.1B IN 2019), ~7% CAGR


Product Coverage
Star®
Trilliant
Ankle Recon
Ankle Fusion
Hindfoot
Midfoot
Forefoot (Including Bunion, Hallux Rigidus, Hammertoe)



F&A STRATEGY

- Capitalize on 90% of non-common surgeon base of Star® and Trilliant®
- Expand and freshen Star® to 100% coverage in Recon with PSI and revision portfolio
- Accelerate Trilliant® expansion in fusion: Leverage strength in forefoot to mid and hindfoot
- Expand into attractive verticals via NPI and inorganic opportunities
- Deploy "Surgical" playbook of innovation cadence, KOL leadership, medical education and contracting breadth
- Capitalize on P&R depth in Foot & Ankle



Positioned to expand across segments including attractive verticals

[1] Source: based on internal Medtech analysis

73

5 *Recent Portfolio Investments Reshaping our Business*

Entering Foot & Ankle

- >$1B Market
- HSD growth category
- Fragmented competition

STAR / Trilliant


TRILLIANT

AR Surgical Platform

- Next Gen TJA system
- Footprint and cost positioned for ASC

Arvis™ AR



ASC Solutions

- Double digit procedural volume growth
- Provides Surgical assistance

ADAPTABLE®



High growth Modalities

- HSD growth category
- Synergy opportunities
- Expanded applications

Litecure™ Laser



Projected Portfolio Impact

>$100M
2023 Sales

DD+
CAGR

75%+
Gross Margins

74

5 *Expand Through M&A*



Strengthen & Extend Current Business
Within Orthopedic Market
Logical MedTech Adjacencies
Recon Geographical expansion
Foot & Ankle expansion
High growth High Margin P&R
Digital Solutions & Technologies
MEDTECHCO
High growth Sub-segments
Orthopedic Enabling Devices
Technology application in other markets
Minimally Invasive Surgery
Clinic-based adjacencies

AQUISITION CRITERIA

- Fuels growth
- Mid 60's or better gross margin
- Accelerates strategy
- Expands market reach
- Creates scale

75

Realizing our Vision – Specialty Med Tech Innovator LONG-TERM MEDTECHCO SALES STRATEGIC GOALS HSD P&R Core Growth Recon Extend & expand New high growth segments ~$1.7-2B Mid-60s Aggressively Gross Margin grow and Scale recon expand recon $1.4B >25% Improve and 2 Extend P&R aEBITDA Margin shape P&R leadership 1 Today 2023 Future 1 2021 estimated sales 76 2 Segment-level marginRealizing our Vision – Specialty Med Tech Innovator LONG-TERM MEDTECHCO SALES STRATEGIC GOALS HSD P&R Core Growth Recon Extend & expand New high growth segments ~$1.7-2B Mid-60s Aggressively Gross Margin grow and Scale recon expand recon $1.4B >25% Improve and 2 Extend P&R aEBITDA Margin shape P&R leadership 1 Today 2023 Future 1 2021 estimated sales 76 2 Segment-level margin

Restored to MSD+ Core Growth, Acceleration Ahead

SALES ($B)



2%
4%
5%
8%
Q1
Q2
Q3
Q4
$1.16
$1.19
$1.20
$1.25
$1.12
$1.3-$1.4
2016
2017
2018
2019[1]
2020[1]
2021E
Future
COVID
Core Growth vs PY
4%
3%
2%
4%
(11%)
14-16% Core
21-24% Reported
MSD+ to HSD
Acq'd by Colfax

PROGRESS

- Supply chain investment and CBS improvements restored P&R growth in 2H 2019
- Strong Reconstructive innovation and increasing P&R vitality
- Recently completed 3 fast-growing acquisitions
- Built strong team and investing in commercial capabilities
- Outgrew market in 2020 and expect strong recovery in 2021 and beyond

[1] See appendix for non-GAAP reconciliations, 2019 shown pro forma to include periods prior to DJO acquisition on February 22, 2019

77

Clear Path to Margin Expansion… 1 MEDTECH aEBITDA MARGINS (%) MARGIN EXPANSION LEVERS Improvements 2016 19 • Recon mix ▪ Portfolio Shift to Recon • Structural reductions ▪ Product Mix in P&R 1 2019 22 ▪ CBS driving productivity Investments & Acquisitions offset 2020 18 COVID productivity ▪ Operating leverage 2021E 20-21 2 ▪ Streamline SG&A and Expansion Plan scale acquisitions • Gross Margin improvement 1 Future 25+ • P&L Leverage 2 78 1 Segment-level margin, see appendix for non-GAAP reconciliation Clear Path to Margin Expansion… 1 MEDTECH aEBITDA MARGINS (%) MARGIN EXPANSION LEVERS Improvements 2016 19 • Recon mix ▪ Portfolio Shift to Recon • Structural reductions ▪ Product Mix in P&R 1 2019 22 ▪ CBS driving productivity Investments & Acquisitions offset 2020 18 COVID productivity ▪ Operating leverage 2021E 20-21 2 ▪ Streamline SG&A and Expansion Plan scale acquisitions • Gross Margin improvement 1 Future 25+ • P&L Leverage 2 78 1 Segment-level margin, see appendix for non-GAAP reconciliation

…with Accelerated FCF Conversion

SEGMENT OPERATING FREE CASH FLOW CONVERSION[1] (%)


~25%
55%
~80%
90+%
2019
2020
2021E
Future

HIGHLIGHTS

- CBS-driven process improvements drove strong Q4 2020 performance
- 2021 includes working capital investment to support COVID-recovery high growth rates
- Investing in Reconstructive growth
- Clear line of sight to 90%+ conversion while supporting MSD+ growth

Cash Flow Expected to Scale with Business Growth

79

[1] FCF Conversion is on a segment basis, unlevered. Calculated as FCF excluding tax payments divided by aEBITA

Summary Specialty MedTech innovator uniquely positioned for significant value creation ▪ Foundation in attractive Orthopedic market with favorable long term mega-trends ▪ Strong team leading evolving portfolio and accelerating growth ▪ Clear strategy with exciting pipeline of new products, digital expansions and ASC ▪ solutions Significant acquisition opportunities in attractive spaces with appealing financial ▪ profiles CBS integrated to deliver compounding value creation ▪ 80Summary Specialty MedTech innovator uniquely positioned for significant value creation ▪ Foundation in attractive Orthopedic market with favorable long term mega-trends ▪ Strong team leading evolving portfolio and accelerating growth ▪ Clear strategy with exciting pipeline of new products, digital expansions and ASC ▪ solutions Significant acquisition opportunities in attractive spaces with appealing financial ▪ profiles CBS integrated to deliver compounding value creation ▪ 80

Q&AQ&A

Financial Update and Wrap-Up Chris Hix, EVP & CFOFinancial Update and Wrap-Up Chris Hix, EVP & CFO

Colfax Sustainable Model for Compounding Value Creation Talent Above-Market Sales Growth Innovation 1 2021E Margin Expansion CBS / Continuous Improvement Healthy Free Cash Flow Acquisitions / 1 Portfolio Shaping 2021E Each Business Now has Our Core Capabilities to Drive Superior Performance 83 1 2021 estimated sales Colfax Sustainable Model for Compounding Value Creation Talent Above-Market Sales Growth Innovation 1 2021E Margin Expansion CBS / Continuous Improvement Healthy Free Cash Flow Acquisitions / 1 Portfolio Shaping 2021E Each Business Now has Our Core Capabilities to Drive Superior Performance 83 1 2021 estimated sales

2021 Financial Outlook

As originally communicated February 18, 2021

Sales growth	MedTech	ESAB
Organic	14%-16%	9%-12%
Reported	21%-24%	11%-14%
aEBITA margin		
Core	+ >400 bps	+ >50 bps
Acquisition Margins	MSD	

	Colfax	
aEPS	**$2.00 - $2.15**	***>40% Growth***
FCF	**> $250M**	

- Expecting robust growth in 2021 in sales, earnings, and cash flow
  - Strong operating leverage, net of investments: MT 50%+, FT 30%+
  - $25-30M of restructuring benefits
  - ~$60M of 2020 COVID-driven temp cost actions coming back into businesses in 2021
  - Depreciation of ~$65M in MedTechCo and ~$40M in ESAB
- Total corporate costs of ~$65M, excluding costs relating to the separation
- Q1 Guidance: aEPS of $0.35 - $0.40

Strong Growth Projected Across Both Businesses in 2021

84

Strong Paths to Margin Expansion

Colfax aEBITDA Margins[1]


17.1%
15.2%
16.5 - 17.0%
2019
2020
2021E

MedTechCo Strategic Goal of > 25%[2]

ESAB Strategic Goal of > 20%[2]

Future

Excluding Corporate Costs

- Strong decremental performance in 2020: ~14 points less than natural operating leverage
- Return to our continuous improvement path in 2021
- Both businesses expected to have future benefit from operating leverage, productivity, innovation, acquisitions
- Expect additional corporate costs of ~$15M post-separation; total costs split-weighted more to MedTechCo

Clear Lines of Sight to Margin Expansion

[1] See appendix for non-GAAP reconciliations.

[2] Segment-level aEBITDA margins.

85

Improved Cash Flow Capabilities

Colfax Free Cash Flow (FCF) Conversion


57%
97%
~90%
2019[2]
2020
2021E

- MedTechCo 90%+ Conversion[1]
- Capital Allocation Focused on Growth

- ESAB 100%+ Conversion[1]
- Balanced Capital Allocation

Future

- Stabilized MedTech segment in 2019
- Significant process improvements across Colfax in 2020
- Expecting > $250M of FCF in 2021; expect to deploy primarily for de-leveraging and MedTech acquisitions
- Current performance trajectory points to year-end leverage of low 3x before additional acquisition investments
- Expect to establish prudent capital structures for each business that are consistent with respective capital allocation priorities and strategies

Clear Path for Healthy FCF Generation in Both Businesses

[1] Segment-level operating free cash flow conversion
[2] Excludes transaction costs and one-time DJO working capital investments

86

Next Steps Continue to execute our profitable growth strategy Determine form of separation, prepare SEC filings Create separate corporate capabilities Establish capital structures to match allocation priorities, strategies Take other steps to satisfy conditions for targeted Q1 ‘22 separation 87Next Steps Continue to execute our profitable growth strategy Determine form of separation, prepare SEC filings Create separate corporate capabilities Establish capital structures to match allocation priorities, strategies Take other steps to satisfy conditions for targeted Q1 ‘22 separation 87

Investor Day 2021 Wrap-Up ✓ Taking the next logical step, given transformation of both businesses and opportunities ahead ✓ Strong momentum in both businesses ✓ Exciting visions for ESAB and MedTechCo ✓ Separation should enable both businesses to achieve visions and unlock value Focus on Superior Long-term Shareholder Value Creation 88Investor Day 2021 Wrap-Up ✓ Taking the next logical step, given transformation of both businesses and opportunities ahead ✓ Strong momentum in both businesses ✓ Exciting visions for ESAB and MedTechCo ✓ Separation should enable both businesses to achieve visions and unlock value Focus on Superior Long-term Shareholder Value Creation 88

Q&AQ&A

Appendix 90Appendix 90

Non-GAAP Reconciliation _____________________ Note: Dollars in millions. 91Non-GAAP Reconciliation _____________________ Note: Dollars in millions. 91

Non-GAAP Reconciliation __________ (1) Includes amortization of acquired intangibles and fair value charges on acquired inventory. _____________________ Note: Dollars in millions. Some periods may not foot due to rounding. 92Non-GAAP Reconciliation __________ (1) Includes amortization of acquired intangibles and fair value charges on acquired inventory. _____________________ Note: Dollars in millions. Some periods may not foot due to rounding. 92

Non-GAAP Reconciliation __________ (1) The Net sales and Adjusted EBITDA figures for the two months ended February 22, 2019 are based on or derived from Management’s internal reports. The Colfax 2020 Form 10-K only includes prior year Medical Technology segment results subsequent to February 22, 2019, the date of the DJO acquisition. (2) Restructuring and other related charges includes $6.6 and $8.5 of expense classified as Cost of sales on the Company’s Consolidated Statements of Operations for the years ended December 31, 2020 and December 31, 2019, respectively. (3) Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union Medical Device Regulation of 2017. (4) Includes amortization of acquired intangibles and fair value charges on acquired inventory. _____________________ Note: Dollars in millions. Some periods may not foot due to rounding. 93Non-GAAP Reconciliation __________ (1) The Net sales and Adjusted EBITDA figures for the two months ended February 22, 2019 are based on or derived from Management’s internal reports. The Colfax 2020 Form 10-K only includes prior year Medical Technology segment results subsequent to February 22, 2019, the date of the DJO acquisition. (2) Restructuring and other related charges includes $6.6 and $8.5 of expense classified as Cost of sales on the Company’s Consolidated Statements of Operations for the years ended December 31, 2020 and December 31, 2019, respectively. (3) Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union Medical Device Regulation of 2017. (4) Includes amortization of acquired intangibles and fair value charges on acquired inventory. _____________________ Note: Dollars in millions. Some periods may not foot due to rounding. 93

Non-GAAP Reconciliation __________ (1) Medical Technology prior year Net sales and sales components are based on or derived from Management’s internal reports. On the Company’s 2020 and 2019 form 10-K reports, Medical Technology prior year Net sales include only sales subsequent to February 22, 2019, the date of the DJO acquisition, and sales prior to February 22, 2020 are included in the Acquisitions line item of the change in sales reconciliation. (2) Excludes the impact of foreign exchange rate fluctuations and acquisitions, thus providing a measure of growth due to factors such as price, product mix and volume. (3) Represents the incremental sales from acquisitions. (4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates. _____________________ Note: Dollars in millions. Some periods may not foot due to rounding. 94Non-GAAP Reconciliation __________ (1) Medical Technology prior year Net sales and sales components are based on or derived from Management’s internal reports. On the Company’s 2020 and 2019 form 10-K reports, Medical Technology prior year Net sales include only sales subsequent to February 22, 2019, the date of the DJO acquisition, and sales prior to February 22, 2020 are included in the Acquisitions line item of the change in sales reconciliation. (2) Excludes the impact of foreign exchange rate fluctuations and acquisitions, thus providing a measure of growth due to factors such as price, product mix and volume. (3) Represents the incremental sales from acquisitions. (4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates. _____________________ Note: Dollars in millions. Some periods may not foot due to rounding. 94

Non-GAAP Reconciliation __________ (1) Restructuring and other related charges includes $6.6 and $8.5 of expense classified as Cost of sales on the Company’s Consolidated Statements of Operations for the years ended December 31, 2020 and December 31, 2019, respectively. (2) Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union Medical Device Regulation of 2017. (3) Includes costs incurred for the acquisition of DJO. (4) Includes amortization of acquired intangibles and fair value charges on acquired inventory. _____________________ Note: Dollars in millions. Some periods may not foot due to rounding. 95Non-GAAP Reconciliation __________ (1) Restructuring and other related charges includes $6.6 and $8.5 of expense classified as Cost of sales on the Company’s Consolidated Statements of Operations for the years ended December 31, 2020 and December 31, 2019, respectively. (2) Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union Medical Device Regulation of 2017. (3) Includes costs incurred for the acquisition of DJO. (4) Includes amortization of acquired intangibles and fair value charges on acquired inventory. _____________________ Note: Dollars in millions. Some periods may not foot due to rounding. 95

Non-GAAP Reconciliation __________ (1) 2019 Free cash flow includes cash outflows for strategic transaction costs and DJO incremental first year working capital investments of approximately $110 and $40, respectively. (2) Refer to the Adjusted net income non-GAAP reconciliation within this appendix for the calculation of Adjusted net income for the years ended December 31, 2020 and 2019. _____________________ Note: Dollars in millions. Some periods may not foot due to rounding. 96Non-GAAP Reconciliation __________ (1) 2019 Free cash flow includes cash outflows for strategic transaction costs and DJO incremental first year working capital investments of approximately $110 and $40, respectively. (2) Refer to the Adjusted net income non-GAAP reconciliation within this appendix for the calculation of Adjusted net income for the years ended December 31, 2020 and 2019. _____________________ Note: Dollars in millions. Some periods may not foot due to rounding. 96

Non-GAAP Reconciliation __________ (1) Net income from continuing operations attributable to Colfax Corporation for the respective periods is calculated using Net income from continuing operations less the continuing operations component of the income attributable to noncontrolling interest, net of taxes, of $3.1 and $4.6 for the years ended December 31, 2020 and 2019, respectively. Net income from continuing operations attributable to Colfax Corporation for the year ended December 31, 2020 includes a $6.8 discrete tax benefit associated with the filing of timely elected changes to U.S. Federal tax returns to credit rather than to deduct foreign taxes. The discrete benefit has been excluded from the effective tax rates used to calculate adjusted net income. (2) Restructuring and other related charges - pretax includes $6.6 and $8.5 of expense classified as Cost of sales on the Company’s Consolidated Statements of Operations for the years ended December 31, 2020 and December 31, 2019, respectively. (3) Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union Medical Device Regulation of 2017. (4) Includes amortization of acquired intangibles and fair value charges on acquired inventory. (5) Includes costs incurred for the acquisition of DJO. (6) The effective tax rates used to calculate Adjusted net income were 23.3% and 21.9% for the years ended December 31, 2020 and 2019, respectively. _____________________ Note: Dollars in millions. Some periods may not foot due to rounding. 97Non-GAAP Reconciliation __________ (1) Net income from continuing operations attributable to Colfax Corporation for the respective periods is calculated using Net income from continuing operations less the continuing operations component of the income attributable to noncontrolling interest, net of taxes, of $3.1 and $4.6 for the years ended December 31, 2020 and 2019, respectively. Net income from continuing operations attributable to Colfax Corporation for the year ended December 31, 2020 includes a $6.8 discrete tax benefit associated with the filing of timely elected changes to U.S. Federal tax returns to credit rather than to deduct foreign taxes. The discrete benefit has been excluded from the effective tax rates used to calculate adjusted net income. (2) Restructuring and other related charges - pretax includes $6.6 and $8.5 of expense classified as Cost of sales on the Company’s Consolidated Statements of Operations for the years ended December 31, 2020 and December 31, 2019, respectively. (3) Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union Medical Device Regulation of 2017. (4) Includes amortization of acquired intangibles and fair value charges on acquired inventory. (5) Includes costs incurred for the acquisition of DJO. (6) The effective tax rates used to calculate Adjusted net income were 23.3% and 21.9% for the years ended December 31, 2020 and 2019, respectively. _____________________ Note: Dollars in millions. Some periods may not foot due to rounding. 97